SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549-1004

                                              FORM 8-K

                                          CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported)
                                            July 10, 2001

                                      Commission File Number
                                               1-5324



                                          NORTHEAST UTILITIES

                       (Exact name of registrant as specified in its charter)


                          MASSACHUSETTS                 04-2147929


                (State or other jurisdiction of          (I.R.S. Employer
                incorporation or organization)         Identification No.)


              174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010

               (Address of principal executive offices)        (Zip Code)


                                          (413) 785-5871

                      (Registrant's telephone number, including area code)


                                          Not Applicable

                 (Former name or former address, if changed since last report)



ITEM 9.  REGULATION FD DISCLOSURE

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.




                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST UTILITIES
                              (registrant)


                              By:  /s/ Randy A. Shoop
                                   Name:   Randy A. Shoop
                                   Title: Assistant Treasurer - Finance
Date:  July 10, 2001